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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                January 22, 2001
                Date of Report (Date of earliest event reported)




                             NETERGY NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                              333-15627                           77-0142404
(State or other jurisdiction of           (Commission File Number)                (I.R.S. Employer
        incorporation)                                                           Identification No.)
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                           2445 Mission College Blvd.
                          Santa Clara, California 95054
                    (Address of principal executive offices)

                                 (408) 727-1885
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     On January 22, 2001, Netergy Networks, Inc. ("Netergy") issued a press release announcing the resignations of Paul Voois as Chief Executive Officer and Robert Habibi as President and Chief Operating Officer. A copy of the foregoing press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

     On January 23, 2001, Netergy issued a press release announcing the resignations of: Robert Habibi from Netergy's Board of Directors; Jean-Luc
Calonne as Senior Vice  President  for  Business  Operations/General  Manager of
Netergy's  Montreal  office;  and  approximately 50 employees from the Netergy's
Montreal  office.  A copy of the foregoing  press release is included as Exhibit
99.2 hereto and is incorporated herein by reference.

     On January 24, 2001, Netergy issued a press release announcing the appointment of Joe Parkinson as interim Chief Executive Officer, and the addition of Bryan Martin to the Board of Directors and his appointment as President and Chief Operating Officer. A copy of the foregoing press release is included as Exhibit 99.3 hereto and is incorporated herein by reference.

     On January 31, 2001, Netergy issued a press release announcing its financial results for its third quarter of fiscal 2001, which ended December 31, 2000. A copy of the foregoing press release is included as Exhibit 99.4 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits.

             Exhibit Number     Description
             --------------     -----------
                  99.1          Press release dated January 22, 2001.
                  99.2          Press release dated January 23, 2001.
                  99.3          Press release dated January 24, 2001.
                  99.4          Press release dated January 31, 2001.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NETERGY NETWORKS, INC.

Dated: February 7, 2001
                                       By: /s/ David Stoll
                                           -------------------------------------
                                           David Stoll
                                           Chief Financial Officer

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                                  EXHIBIT INDEX
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
Exhibit Number     Description
--------------     -----------
     99.1          Press release dated January 22, 2001.
     99.2          Press release dated January 23, 2001.
     99.3          Press release dated January 24, 2001.
     99.4          Press release dated January 31, 2001.
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